INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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M-WAVE, INC.

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M-WAVE, INC.
11533 Franklin Avenue, 2nd Floor
Franklin Park, IL 60131

Dear Fellow Stockholder:

The Annual Meeting of Stockholders (the "Annual Meeting") of M-Wave, Inc. (the "Company" or "M-Wave") will be held at 10:00 a.m. Central Time on March 14, 2008 at 11533 Franklin Avenue, 2nd Floor, Franklin Park, Illinois 60131. Enclosed you will find a formal Notice of our Annual Meeting, Proxy Card and Proxy Statement, detailing the matters which will be acted upon. Directors and Officers of the Company will be present to help host the meeting and to respond to any questions from our stockholders. I hope you will be able to attend.

Please sign, date and return the enclosed Proxy without delay in the enclosed envelope. If you attend the Annual Meeting, you may vote in person, even if you have previously mailed a Proxy, by withdrawing your Proxy and voting at the meeting. Any stockholder giving a Proxy may revoke the same at any time prior to the voting of such Proxy by giving written notice of revocation to the Secretary, by submitting a later dated Proxy or by attending the Annual Meeting and voting in person. All shares represented by Proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, the Proxy confers authority to vote "FOR" (a) re-election of Gary L. Castagna and Glen A. Norem to the Board of Directors, (b) ratification of McGladrey & Pullen, LLC as auditors of the Company for calendar year 2007 and (c) as to any other business which comes before the Annual Meeting, the Proxy confers authority to vote in the Proxy holder's discretion.

The Company's Board of Directors believes that a favorable vote all matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote "FOR" these matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed proxy promptly.

Thank you for your investment and continued interest in M-Wave, Inc.

Sincerely,

/s/ Jim Mayer
Jim Mayer
Interim Chief Executive Officer
February 11, 2008

M-WAVE, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

Notice is hereby given that the Annual Meeting (the "Annual Meeting") of Stockholders of M-Wave, Inc. (the "Company" or "M-Wave"), a Delaware corporation, will be held at our principal office at 11533 Franklin Avenue, 2nd Floor, Franklin Park, Illinois 60131 on March 14, 2008 at 10:00 a.m., Central Time, for the following purposes:

1.	To elect two Class III Directors for a term expiring in 2010.
2.	To ratify the appointment of McGladrey & Pullen, LLP as auditors of the Company for the 2007 calendar year, and
3.	To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on February 13, 2008, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company's office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

By Order of the Board of Directors,

/s/ Jeffrey Figlewicz
Jeffrey Figlewicz, Chief Financial Officer

Franklin Park, Illinois
February 11, 2008

THE ENCLOSED PROXY CARD, WHICH IS BEING SOLICITED ON
BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY,
CAN BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

TABLE OF CONTENTS

		Page

	INTRODUCTION	1

PROPOSAL 1	ELECTION OF DIRECTORS	9

PROPOSAL 2	RATIFICATION OF APPOINTMENT OF MCGLADREY
	& PULLEN, LLP AS AUDITORS OF THE COMPANY FOR
	THE 2007 CALENDAR YEAR	11

	CORPORATE GOVERANCE	12

	DIRECTORS’ COMPENSATION	13

	EXECUTIVE OFFICERS’ COMPENSATION	14

	OPTION/SAR GRANTS DURING FISCAL 2006	19

	CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	16

	AUDIT COMMITTEE REPORT	16

	COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934	18

	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19

	EQUITY COMPENSATION PLAN DISCLOSURE	16

	EMPLOYMENT AGREEMENTS	20

	GENERAL	21

	STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING AND GENERAL COMMUNICATIONS	22

	REVOCABILITY OF PROXY	22

	METHOD OF COUNTING VOTES	22

M-WAVE, INC.

11533 Franklin Avenue, 2nd Floor
Franklin Park, IL 60131

PROXY STATEMENT

The Board of Directors of the Company solicits your proxy for use at the Annual Meeting of Stockholders on March 14, 2008, or at any adjournment thereof. The Proxy Statement and the form of proxy card are being mailed to stockholders commencing on or about February 15, 2008.

INFORMATION CONCERNING SOLICITATION AND VOTING

Revocability of Proxies

Any stockholder who executes and returns a proxy card may revoke the same at any time before it is exercised by filing with the Secretary of the Company written notice of such revocation or a duly executed proxy card bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Record Date

Stockholders of record at the close of business on February 13, 2008 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On February 13, 2008 the Company had 1,813,150 shares of common stock issued and outstanding.

Voting and Solicitation

Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained.

Each nominee to be elected as a director named in Proposal 1 must receive the vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting is required for approval of the ratification of the selection of McGladrey & Pullen, LLP as independent auditors of the Company for the fiscal year 2007 described in Proposal 2. Abstentions will not be counted as votes entitled to be cast on this matter and will have no effect on the result of the vote.

"Broker non-votes," which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposals 1 and 2.

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his or her attorney authorized in writing or, if the stockholder is a corporation, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

Proposals 1 and 2 do not give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder's shares.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information included in this Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from our future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words may, will, should, expect, anticipate, estimate, believe, intend or project or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors is divided into three classes, each of whose members serve for a staggered three-year term. The Board is comprised of one Class I Director, Bruce K. Nelson, one Class II Director, Joseph A. Turek, and two Class III Directors, Glenn Norem and Gary L. Castagna.

The Board of Directors has nominated Gary L. Castagna and Glenn A. Norem to stand for reelection as a Class III Director for a term ending upon the election of directors at the 2010 annual meeting of stockholders.

The current Class II Directors are not up for election this year and have terms ending upon the election of directors at the 2009 annual meeting of stockholders. The current Class I Director is not up for election this year and has a term ending upon the election of directors at the 2008 annual meeting of stockholders. Unless a stockholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted "FOR" the election of the persons named below, unless the proxy contains contrary instructions. Management has no reason to believe that the nominee will not be a candidate or will be unable to serve as a director. However, in the event a nominee is not a candidate or is unable or unwilling to serve as a director at the time of the election, unless the stockholder withholds authority from voting, the proxies will be voted "FOR" any nominee who shall be designated by the present Board of Directors to fill such vacancy.

Nominee for Election at the 2007 Annual Meeting

The names of the board of directors’ nominees, their ages as of February 13, 2008, and certain biographical information about the nominees are set forth below.

Name	Age	Position with Company	Director Since
Gary L. Castagna	46	Director	2001
Glenn A. Norem	55	Director	2005

Class III Director

GARY L. CASTAGNA, 46, has been a director of the Company since 2001. Mr. Castagna presently serves as Senior Vice President, Chief Financial Officer, and Treasurer of Amcol International Corporation, a company that is engaged in the materials and environmental industries. Mr. Castagna was a consultant to Amcol from June 2000 to February 2001 and Vice President of Chemical International Corporation, a former subsidiary of Amcol, from August 1997 to May 2000. Mr. Castagna received his bachelor’s degree in accounting and finance from the University of Michigan, Ann Arbor. He has also completed graduate courses at University of Michigan, and is a certified public accountant.

GLENN A. NOREM, 55 has been a director of the Company since 2005. Mr. Norem has served as the Managing Partner of LoneStar CAPCO Fund, LLC, a Texas certified capital company, since its formation in March 2005. The LoneStar CAPCO Fund secures debt and equity investments in early-stage firms located in Texas.

Mr. Norem has served as Managing Partner  of B2B Catalyst, LLC (previously Catalyst Financial Corporation), a business advisory firm to companies in the electronics, software, and communications industries since January 1990.

Mr. Norem has served as Executive Chairman of eeParts, Inc. since founding the company in April 1999. eeParts is a leading supply-chain software, systems and services provider for  electronic equipment manufacturers. eeParts provides inventory management and sales order fulfillment requirements worldwide with operations in the United States and China.

Mr. Norem currently serves on the Board of Directors for AeA (the American Electronics Association) Texas Council and co-chairs the AeA Texas Economic Development Committee.

Previously, Mr. Norem co-founded ViewCast, Inc., the developer and supplier of streaming media technology. Mr. Norem served as Chief Executive Officer of ViewCast (and its affiliates ViewPoint Systems and Osprey Systems) until 1999.

Mr. Norem holds a BS degree in Electrical Sciences & Systems Engineering from Southern Illinois University and an MBA from the University of Chicago’s Graduate School of Business.

Directors Continuing in Office until 2009 Annual Meeting

Class II Directors

JOSEPH A. TUREK, 50, is the founder of the Company and has served as a director of the Company since 1988. Mr. Turek served as President of the Company from 1988 to February 1997, as Chairman from 1993 to September 2004, and as Chief Executive Officer from 1993 to July 2004. Mr. Turek served for more than five years in various positions at West-Tronics, Inc., a manufacturer of low-frequency circuit boards and a contract assembler of electronic products, with his last position as President in 1987 and 1988. West-Tronics entered into an assignment for the benefit of creditors in December 1988 pursuant to which the Company purchased the assets and assumed certain liabilities of West-Tronics, Inc. Mr. Turek received a B.S.E.E. degree from the University of Notre Dame and an M.B.A. degree from Northwestern University.

Directors Continuing in Office until 2008 Annual Meeting

Class I Director

BRUCE K. NELSON, 53, has been a director of the Company since 2005. Mr. Nelson most recently served as Chief Financial Officer of netGuru, Inc., a provider of engineering software and IT solutions for more than 19,000 clients worldwide. Prior to joining netGuru, Mr. Nelson served as Chief Operating Officer of Irvine-based Millennium Information Technologies, Inc. from 1997 to 2002. Mr. Nelson holds a B.S. in Finance from University of Southern California and an MBA from Bryant College in Smithfield, Rhode Island.

Vote Required

Provided that a quorum of stockholders is present at the meeting in person, or is represented by proxy, and is entitled to vote thereon, Directors will be elected by a plurality of the votes cast at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” Mr. Castagna and a vote “FOR” Mr. Norem. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominee and AGAINST any other nominees.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Also submitted for consideration and voting at the Annual Meeting is the ratification of the appointment by the Company's Board of Directors upon the recommendation of the Audit Committee, of McGladrey & Pullen LLP as independent auditors for the purpose of auditing and reporting upon the financial statements of the Company for the fiscal year ending December 31, 2007. The Board of Directors of the Company, upon the recommendation of the Audit Committee, has selected and approved McGladrey & Pullen LLP as independent auditors to audit and report upon the Company's financial statements. McGladrey & Pullen LLP has no direct or indirect financial interest in the Company.

Representatives of McGladrey & Pullen LLP are expected to be present at the Annual Meeting, and they will be afforded an opportunity to make a statement at the Annual Meeting if they desire to do so. It is also expected that such representatives will be available at the Annual Meeting to respond to appropriate questions by stockholders.

For the period since McGladrey & Pullen LLP’s appointment through December 31, 2007, there had been no disagreements with McGladrey & Pullen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of McGladrey & Pullen LLP would have caused them to make reference thereto in their independent auditors report. In addition, for the period since McGladrey & Pullen LLP 's appointment through December 31, 2007, we did not consult with McGladrey & Pullen LLP regarding any matter that was the subject of a "disagreement" with McGladrey & Pullen LLP, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or with regard to any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Vote Required

The affirmative vote of holders of a majority of the votes cast at the Annual Meeting is required for the ratification of the selection of McGladrey & Pullen LLP as the Company's independent auditors for the fiscal year ending December 31, 2007.

Recommendation of the Board of Directors

The Board of Directors recommends a vote "FOR" the ratification of the appointment of McGladrey & Pullen LLP as the Company's independent auditors for the fiscal year ending December 31, 2007. Unless marked to the contrary, proxies received from stockholders will be voted in favor of the ratification of the selection of McGladrey & Pullen LLP as independent auditors for the Company for the fiscal year 2007.

Recommendation of the Board of Directors

The Board of Directors recommends that the Stockholders vote “FOR” Proposal 2 to approve the ratification of Appointment of Independent Auditors.

CORPORATE GOVERNANCE

Board of Directors Meetings and Committees

The Board of Directors of the Company held five meetings in 2007. The Board of Directors also has an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee. The Audit Committee held four meetings and the Compensation Committee did not hold any meetings during 2007. The Committees receive their authority and assignments from the Board of Directors and report to the Board of Directors. No Director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which he served during the period for which he was a Director.

Messrs. Nelson, Norem, and Castagna are members of the Audit Committee. Mr. Nelson qualifies as an audit committee financial expert, and he is “independent” as defined in Rule 4200(a)(15) of the NASD’s listing standards. The Audit Committee recommends the engagement of the Company’s independent auditors and is primarily responsible for approving the services performed by the Company’s independent auditors. The Committee also reviews and evaluates the Company’s accounting principles and its system of internal accounting controls. A more detailed description of the function of the Audit Committee may be found in the Audit Committee Charter, which was included as Appendix A to the proxy statement for our 2002 annual meeting.

Messrs. Norem, Nelson, and Castagna are the members of the Compensation Committee. The Compensation Committee reviews and approves the Company’s executive compensation policy, makes recommendations concerning the Company’s employee benefit policies, and has authority to administer the Plan.

The Board of Directors has not established a Nominating Committee because the full Board of Directors performs such duties. All Directors participate in the consideration of director nominees. The Board of Directors will consider all candidates for director that are recommended by stockholders. Recommendations should be mailed to the Company’s principal offices, 11533 Franklin Avenue, 2nd Floor, Franklin Park, IL 60131, attention: President, at least 120 days prior to the year’s annual meeting. Given the evolving restructuring of the Company’s business, a primary factor in the consideration of a candidate for director is knowledge of the Company’s restructuring, industry and business plan. The Board of Directors gives no special positive or negative consideration to a candidate based on the party that recommended the candidate.  The nominee for election at the Annual Meeting was nominated by the full Board of Directors.

Stockholders who wish to communicate directly with one or more directors may do so by mailing such communications to the Company’s principal offices 11533 Franklin Avenue, 2nd Floor, Franklin Park, IL 60131, attention: President. The President will then relay all communications to the appropriate director(s).

The Company does not have a policy regarding the attendance of directors at annual meetings of stockholders. All directors who are continuing in office attended the prior year’s annual meeting.

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or “filed” with the SEC or to be incorporated by reference into any other filing by M-Wave under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under those Acts.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth below with M-Wave’s management. Based on its review and those discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement. The following individuals serve on the Audit Committee: Messrs. Nelson, Norem, and Castagna.

Executive Compensation

Compensation Discussion and Analysis

Our Compensation Philosophy and Objectives

We believe that compensation of our executive officers should encourage creation of stockholder value and achievement of strategic corporate objectives, attract and retain qualified, skilled and dedicated executives on a long-term basis, reward past performance, and provide incentives for future performance. Our philosophy is to align the interests of our stockholders and management by integrating compensation with our annual and long-term corporate and financial objectives, including through equity ownership by management. In order to attract and retain qualified personnel, we strive to offer a total compensation package competitive with companies in the life sciences industry, taking into account relative company size, performance and geographic location as well as individual responsibilities and performance. Our compensation philosophy with respect to our executive officers currently focuses more on the use of equity-based compensation rather than cash-based compensation.

In setting the level of cash and equity compensation for our executive officers, the Compensation Committee of our board of directors and the independent members of our board consider various factors, including the performance of the Company and the individual executive during the year, the uniqueness and relative importance of the executive’s skill set to the Company, the executive’s expected future contributions to the Company, the percentage of vested versus unvested options held by the executive, the level of the executive’s stock ownership and the Company’s compensation philosophy for all employees. The Compensation Committee and the independent members of the board, who have a broad range of experience relating to executive compensation matters for similarly situated companies, consider as well the compensation levels of other employees of the Company. When establishing each element of an executive officer’s compensation, the Compensation Committee and independent members of the board also take into consideration the executive’s historical cash and equity compensation, level of equity ownership, and total current and potential compensation.

Elements of Executive Compensation

Our compensation structure for executive officers consists of a combination of salary and stock options; because of our egalitarian culture, we do not have programs providing for personal-benefit perquisites to officers. The Compensation Committee makes recommendations with respect to executive officer compensation, to be approved by the independent members of the board of directors.

Base Salary.  Our Compensation Committee reviews base salaries for executive officers on an annual basis, considering recommendations by the Chief Executive Officer for executive officers other than the Chief Executive Officer, and adjusting salaries based on individual and company performance. The Compensation Committee also considers market information and the base salaries and other incentives paid to executive officers of other similarly sized companies within our industry. However, the Compensation Committee does not limit its decision to or target any particular range or level of total compensation paid to executive officers at these companies. The Chief Executive Officer is involved in the decisions on base salary adjustments for executives other than the Chief Executive Officer.

Annual Bonus.  Presently we do not have a bonus structure for employees.

Equity-Based Compensation.  Our Compensation Committee administers our stock option plan for executive officers, employees, consultants and outside directors, under which it grants options to purchase our common stock with an exercise price equal to the fair market value of a share of our common stock on the date of grant, which is the closing price on the date of grant. We believe that providing executive officers who have responsibility for our management and growth with an opportunity to increase their stock ownership aligns the interests of the executive officers with those of our stockholders. Accordingly, the Compensation Committee also considers stock option grants to be an important aspect in compensating and providing incentives to management. Each executive officer is initially granted an option when he or she begins working for us. The amount of the grant is based on his or her position with us, relevant prior experience and market conditions.

We do not coordinate the timing of equity award grants with the release of financial results or other material announcements by the Company; our annual equity grants are made at regularly scheduled board and Compensation Committee meetings.

Other Compensation.  All of our full-time employees, including our executive officers, may participate in our health programs, such as medical, dental and vision care coverage, and our 401(k) and life and disability insurance programs.

DIRECTOR COMPENSATION

On March 27, 2006, the Board of Directors unanimously approved a formal compensation package for non-executive directors. Provisions of the compensation package include the following for each independent director; a $10,000 quarterly retainer for service on the Board, fees for meeting participation, $500 for telephonic meetings and $1,500 for in person meetings, quarterly payments to non-executive Chairmen of the Audit Committee of $5,000, and Compensation committee of $1,500, and quarterly payments to non-executive members Audit committee of $1,500. Additional monthly compensation was also approved to the Chairman and non-executive members of the Special Committee, $12,000 for the Chairman and $8,000 for non-executive members for service during the existence of the Special Committee.

Each person who is a non-executive and independent member of the Board on the first business day of each calendar year is automatically granted options to purchase $60,000 worth of shares of M-Wave common stock at Fair Market Value on the first business day of each year. The options have an exercise price equal to 110% of the closing price on the first business day of each year and are fully vested upon issuance and have a life of five years.

A person who becomes a non-executive and independent member of the Board after the first business day of each calendar year is automatically granted options to purchase $60,000 worth of shares of M-Wave common stock at Fair Market Value upon the date of the grant. The options shall have an exercise price equal to 110% of the closing price on the business day before the date of the grant and are fully vested upon issuance.

The following table provides information regarding compensation earned by, awarded or paid to each person for serving as a non-employee director during the years ended December 31, 2005 and 2006.

Name	Year	Fees Earned or Paid in Cash	Option Awards ($) (1)	Non-equity Incentive Plan Compensation	All Other Compensation	Total
Gary L. Castagna	2006	$112,058	$59,885	$0	$0	$171,943
	2005	0	1,858	0	0	1,858

Bruce K. Nelson	2006	$157,087	$59,885	$0	$0	$216,972
	2005	0	74,935	0	0	74,935

Glenn A. Norem	2006	$118,358	$59,885	$0	$0	$178,243
	2005	0	49,957	0	0	49,957

(1)
Each non-employee director was granted automatic options to purchase 24,194 shares of common stock at an exercise price of $2.72 per share. The options were valued using the Black-Scholes pricing model under the following assumptions: five year life, volatility of 275.48%, discount rate of 4.5%, and no dividend yield.

EXECUTIVE OFFICERS’ COMPENSATION

Compensation of Executive Officers

The following table shows the compensation paid by the Company to the individual who served as the Company’s Chief Executive Officer in 2006 and its two other most highly compensated officers during 2006. No other executive officer of the Company had a total annual salary and bonus for 2006 that exceeded $100,000.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($) (1)		Nonequity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Jim Mayer (Interim CEO)(2)	2006 2005	$ $	170,000 211,000	— —	— —	$ $	61,880 148,371	— —	— —	— —	$ $	359,371 231,880

Joseph A. Turek (President & COO)(3)	2006 2005	$ $	130,000 197,000	— —	— —		$123,759 —	— —	— —	— —	$ $	253,759 197,000

Robert Duke (President—EMG Division)	2006 2005	$ $	148,000 165,000	— —	— —		— —	— —	— —	— —	$ $	148,000 165,000

Jeff Figlewicz (CFO)(4)	2006 2005	$ $	95,000 95,000	— —	— —		$30,940 —	— —	— —	— —	$ $	125,940 95,000

(1)
Each non-employee director was granted options to purchase 24,194 shares of common stock at an exercise price of $2.72 per share. The options were valued using the Black-Scholes pricing model under the following assumptions: five year life, volatility of 275.48%, discount rate of 4.5%, and no dividend yield.

(2)	Named Chief Executive Officer on July 28, 2004. Prior to such date, he was a consultant to M-Wave.
(3)	Also served in the capacity of Chief Executive Officer through July 28, 2004.
(4)	Appointed Chief Financial Officer on August 26, 2006. He was hired on June 5, 2004 as Corporate Controller and Principal Accounting Officer.

OUTSTANDING EQUITY AWARDS

The following table presents the outstanding equity awards held as of December 31, 2006 by each named executive officer. All such awards were stock options.

Number of Securities
Underlying Unexercised Options

Name	Exercisable	Unexercisable	Option Exercise Price	Option Expiration Date
Jim Mayer	25,000(1)	—	$2.72	2/3/2011
	37,500(2)	—	$3.96	8/19/2010
	36,000(3)	—	$2.68	9/1/2008

Joseph A. Turek	50,000(4)	—	$2.72	2/3/2011

Robert Duke	25,000(5)	—	$2.20	12/18/2008

Jeff Figlewicz	18,750(6)	—	$2.72	2/3/2011
	6,250(7)	—	$4.72	7/2/2009

The vesting dates of the foregoing options are as follows: (1) February 3, 2006 (2) August 19, 2005 (3) September 1, 2003 (4) June 3, 2006 (5) December 18, 2005 (6) June 3, 2006 (7) July 23, 2006.

Employment Agreements

Each of Messrs. Turek and Mayer entered into an employment agreement with the Company, effective as of July 28, 2004, which provides for his continued employment in his present capacity through December 31, 2006. Each of the foregoing agreements continues thereafter in one year periods, unless terminated by either party by giving notice at least ninety days prior to termination.

The executives are entitled to the following annual salaries under the employment agreements: Mr. Turek is entitled to an annual rate of $195,000 through April 2005 and $215,000 thereafter. Mr. Mayer is entitled to an annual rate of $208,000 through April 2005 and $239,000 thereafter. Each of Messrs. Turek and Mayer shall be eligible to receive an annual cash bonus (“Cash Bonus”) with respect to the fiscal year ending December 31, 2005 and the fiscal year ending December 31, 2006 equal to ten percent (10%) of the amount by which the Company’s Gross Margin (as defined below) for such fiscal year exceeds $4,500,000. Any cash bonus shall not exceed $200,000 with respect to any fiscal year occurring during the Term.

The Company also agreed to pay Mr. Turek, if the Company’s gross margin for the 2004 fiscal year exceeds $3,726,000, a bonus for the 2004 fiscal year equal to $15,000 multiplied by a fraction, the numerator of which is the Company’s gross margin in such fiscal year and the denominator of which is $3,726,000. Bonuses in subsequent years will be made at the discretion of the Company’s Board of Directors. If Mr. Turek’s employment is terminated by either Mr. Turek or the Company within certain periods following a “change of control” of the Company, Mr. Turek is entitled to a lump-sum payment equal to 150% of the then-remaining unpaid salary under the employment agreement and all outstanding stock options shall immediately become fully vested.

Mr. Duke entered into an employment agreement with the Company, effective May 1, 2004 at an annual rate of $150,000 through August 31, 2005 and $165,000 thereafter, and provides for his continued employment in his present capacity through December 31, 2006.

As of December 31, 2005, Messrs. Mayer, Turek, and Duke, agreed to voluntarily reduce compensation levels to $150,000, $135,000, and $150,000 respectively in an effort to assist the Company’s financial performance.

Bonus Plan

Although there is no formal written plan, it is the Company’s practice to grant discretionary cash bonuses to the Company’s employees on an annual basis. The Compensation Committee has the discretion to award performance bonuses. The Company awarded no bonuses in 2005 to its employees.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

None

CORPORATE GOVERNANCE

As NASDAQ is the primary platform, on which the Company’s shares of common stock are quoted, has no independence requirements, the Company has adopted the independence definitions and requirements of NASD. The discussion below reflects such standards of independence. Our board of directors has determined that all individuals who served as members of the board in 2007 were, “independent directors” within the meaning of Rule 4200 of The NASDAQ Stock Market. All of the nominees are members of the board standing for reelection as directors.

Committees of the Board of Directors

Our board of directors has appointed an Audit Committee and a Compensation Committee. The board of directors has determined that each director who serves on the audit committee is an “independent,” as that term is defined by applicable listing standards of The NASDAQ Stock Market and rules of the SEC.

Audit Committee and Financial Expert

Bruce Nelson, Gary Castagna, and Glenn Norem serve as members of the Audit Committee. These individuals are all independent directors as defined by Section 10A(m) of the Exchange Act of 1934 and the rules promulgated thereunder, and Mr. Nelson qualifies as a financial expert pursuant to Item 401 of Regulation S-K. The board also appointed Mr. Nelson as Chairman of the Audit Committee.

The Committee operates under a written Charter adopted by the Board of Directors that reflects standards contained in the NASDAQ Manual. The Audit Committee reviews this Charter annually. A complete copy of the current Charter was attached to the Proxy Statement for our 2002 annual meeting.

The Committee has reviewed and discussed with management and the independent auditors the Company’s audited financial statements as of and for the year ended December 31, 2006.

In general, Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants, requires the independent auditors to provide the Committee with additional information regarding the scope and results of the audit, including:

•	the independent auditor’s responsibilities under general accepted auditing standards;

•	the independent auditor’s judgments about the quality of the Company’s accounting principles;

•	the adoption of, or a change in, accounting policies;

•	sensitive accounting estimates;

•	accounting for significant unusual transactions and for controversial or emerging areas;

•	significant audit adjustments;

•	unadjusted audit differences considered to be immaterial;

•	other information in documents containing audited financial statements;

•	total fees for management consulting services and types of services rendered;

•	disagreements with management on financial accounting and reporting matters;

•	major issues discussed with management prior to retention;

•	consultation with other accountants;

•	difficulties encountered in performing the audit; and

•	material errors, fraud and illegal acts.

The Committee has discussed with the independent auditors the matters required to be discussed by this Statement.

In general, Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, requires the independent auditors to communicate, at least annually, with the Committee regarding all relationships between the independent auditors and the Company that, in the professional judgment of the independent auditors, may reasonably be thought to bear on their independence. The Committee has received and reviewed the written disclosures and the letter from the independent auditors required by this Standard, and the Committee has discussed with the independent auditors the independent auditors’ independence. When considering the auditors’ independence, the Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company’s consolidated financial statements was compatible with maintaining their independence and discussed with the auditors any relationships that may impact their objectivity and independence. The Committee also reviewed, among other things, the amount of fees paid to the auditors for audit and non-audit services in 2006.

Based on the reviews and discussions referred to above, the Committee recommends to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007. We have also recommended to the Board of Directors that McGladrey & Pullen, LLP be selected as the Company’s independent auditors for the fiscal year ending December 31, 2007.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers and directors, and persons who own more than 10% of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the SEC on Form 3, 4 and 5, respectively. Executive officers, directors and greater-than-10% beneficial owners are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to the Company, and/or written representations from certain reporting persons that no other reports were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and 10% owners during or with respect to the year ended December 31, 2007 were met.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of M-Wave’s common stock as of November 30, 2007 (1) each person known to M-Wave to beneficially own 5% or more of M-Wave’s common stock, (2) each of the directors and each executive officer, and (3) all executive officers and directors of M-Wave as a group. The number of shares of common stock shown as owned below assumes the exercise of all currently exercisable options held by the applicable person or group, and the percentage shown assumes the exercise of such options and assumes that no options held by others are exercised. Unless otherwise indicated below, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their respective names. For purposes of the following table, each person’s “beneficial ownership” of M-Wave’s common stock has been determined in accordance with the rules of the SEC. Unless otherwise indicated, the address for each person or entity named below is c/o M-Wave, Inc., 11533 Franklin Avenue, 2nd Floor, Franklin Park, Illinois 60131.

Name of Beneficial Holder	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (10)
M.A.G. Capital, LLC(1)(2)	349,715	19.29%
Asset Managers International Limited(2)	198,177	10.93%
Gary L. Castagna(3)	43,944	2.42%
Jim Mayer(4)(11)	99,750	5.50%
Joseph A. Turek(5)(11)	394,750	21.77%
Bruce Nelson(6)	42,944	2.37%
Glenn Norem(7)	36,694	2.02%
Jeff Figlewicz(8)(11)	25,000	1.38%
All Directors and executive officers as a group (six persons)(9)	643,081	35.47%

(1)
The following table depicts the total number of shares that M.A.G. Capital, LLC beneficially owns on behalf of itself and certain of its managed investment funds (Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP, and Monarch Pointe Fund, Ltd.). David F. Firestone is the managing member of M.A.G. Capital, LLC, and as such he has beneficial ownership of shares owned by M.A.G. Capital, LLC and its managed investment funds. M.A.G. Capital, LLC and certain of its managed investment funds (Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP, and Monarch Pointe Fund, Ltd.) own 100% of M-Wave’s outstanding Series A Convertible Preferred Stock and Series B Convertible Preferred Stock.

Name	Number of Shares of Common stock Currently Held	Number of Shares to be Received Upon Conversion of Series A Convertible Preferred Stock(*)	Number of Shares to be Received Upon Conversion of Series B Convertible Preferred Stock(*)	Number of Shares to be Received Upon Exercise of Warrants(*)	Number of Shares of common stock Beneficially Owned(*)
M.A.G. Capital, LLC	39,464	—	—	---	39,464
Mercator Momentum Fund, LP	59,609	137,117	224,684	194,012	615,422
Mercator Momentum Fund III, LP.	102,213	5,663	1,270,506	57,309	1,525,691
Monarch Pointe Fund, Ltd.	148,429	86,097	708,861	69,041	1,012,428

(*)
Each share of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock may be converted by the holder into that number of shares of common stock as is determined by dividing 100 by $3.92 and $3.16, respectively. The documentation governing the terms of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and the warrants held by M.A.G. Capital, LLC, Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP, Monarch Pointe Fund, Ltd., and their affiliates, contains provisions prohibiting any conversion of the Series A Convertible Preferred Stock or the Series B Convertible Preferred Stock or exercise of the warrants that would result in M.A.G. Capital, LLC, Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP, Monarch Pointe Fund, Ltd., and their affiliates, collectively beneficially owning more than 9.99% of the outstanding shares of our common stock as determined under Rule 13d-3 of the Securities Exchange Act of 1934. As a result of these provisions, none of such warrants or Convertible Preferred Stock are currently exercisable. However, for purposes of clarity, the table above shows the conversion and exercise figures in the columns with an asterisk as if there were no 9.99% limitation in place.

(2)	555 South Flower Street, Suite 4500, Los Angeles, California 90071.
(3)	Includes 43,944 shares that may be acquired upon the exercise of immediately exercisable options, or options exercisable within 60 days of October 31, 2007.
(4)
Includes 1,250 shares owned, 62,500 shares that may be acquired upon the exercise of immediately exercisable options, or options exercisable within 60 days of October 31, 2007, and 36,000 shares upon the exercise of immediately exercisable warrants, or warrants exercisable within 60 days of October 31, 2007.

(5)	Includes 344,750 shares owned.
(6)	Includes 42,944 shares that may be acquired upon the exercise of immediately exercisable options, or options exercisable within 60 days of October 31, 2007.
(7)	Includes 36,694 shares that may be acquired upon the exercise of immediately exercisable options, or options exercisable within 60 days of October 31, 2007.
(8)	Includes 25,000 shares that may be acquired upon the exercise of immediately exercisable options, or options exercisable within 60 days of October 31, 2007.
(9)	Includes 297,081 shares that may be acquired upon the exercise of immediately exercisable options, or options exercisable within 60 days of October 31, 2007.
(10)	Based on 1,813,150 shares outstanding on October 31, 2007.
(11)	c/o M-Wave, Inc., 11533 Franklin Avenue, 2nd Floor, Franklin Park, Illinois 60131.

GENERAL

The Management of the Company does not know of any matters, other than those stated in this Proxy Statement, that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, proxies will be voted on those other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Common Stock of the Company held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or facsimile transmission. The Company does not expect to pay any compensation for the solicitation of proxies.

A copy of the Company's Form 10-KSB for the fiscal year ended December 31, 2006, as filed with the SEC, accompanies this Proxy Statement. Upon written request, the Company will provide each stockholder being solicited by this Proxy Statement with a free copy of any exhibits and schedules thereto. All such requests should be directed to M-Wave, Inc., 11533 Franklin Avenue, 2nd Floor, Franklin Park, Illinois 60131, Attn: Jeffrey Figlewicz, Chief Financial Officer and Secretary.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy in regard to items to be voted upon, stockholders may (i) vote in favor of, or FOR, the item, (ii) vote AGAINST the item or, (iii) ABSTAIN from voting on one or more items. Stockholders should specify their choices on the enclosed proxy. Proxies may be revoked by stockholders at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company or by voting in person at the Annual Meeting. If the enclosed proxy is properly signed, dated and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of the Director, FOR the ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the fiscal year ending December 31, 2007. If any other business is presented ate the meeting, the Proxy shall be voted in accordance with the recommendations of the Board of Directors.

Stockholder Proposals for the 2007 Annual Meeting and General Communications

The Company has received no stockholders nominations or proposals for the 2007 Annual Meeting. Stockholders may communicate their comments or concerns about any other matter to the Board of Directors by mailing a letter to the attention of the Board of Directors c/o the Company at its office in Franklin Park, Illinois.

Revocability of Proxy

Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Company at the address above. Any stockholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

Method of Counting Votes

Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, both the election of directors and the ratification of the appointment of auditors are routine matters on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or the ratification of independent auditors. As to Item 1, the Proxy confers authority to vote for the two persons listed as a candidate for a position on the Board of Directors even though the block in Item 1 is not marked unless the names of one or more candidates are lined out. The Proxy will be voted "For" Item 2 unless "Against" or "Abstain" is indicated. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of the Board of Directors.

By order of the Board of Directors

/s/ Jim Mayer
Jim Mayer
Interim Chief Executive Officer

February 11, 2008

PROXY

M-WAVE, INC.
ANNUAL MEETING OF STOCKHOLDERS, MARCH 14, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby (i) appoints Joseph A. Turek as proxy holder and attorney, with full power of substitution, to appear and vote all of the shares of Common Stock of M-Wave, Inc. that the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of M-Wave, Inc., to be held at 11533 Franklin Avenue, 2nd Floor, Franklin Park, IL 60131, on Friday, March 14, 2008, at 10:00 a.m. local time, and at any adjournments thereof, hereby revoking any and all proxies heretofore given and (ii) authorizes and directs said proxy holders to vote all of the shares of Common Stock of M-Wave, Inc. represented by this proxy as follows, with the understanding that if no directions are given below, said shares will be voted “For” the election of the Directors nominated by the Board of Directors, “For” the proposal to ratify the appointment of McGladrey & Pullen, LLP as the independent auditors of M-Wave, Inc.

Please Vote, Sign, Date And Return The Proxy Card Promptly
Using The Enclosed Envelope.

(Continued and to be signed on reverse side.)

1. Election of Directors Nominees: Gary L. Castagna Glenn Norem	For [ ] For [ ]	Against [ ] Against [ ]	Abstain [ ] Abstain [ ]	2. Ratification of the appointment of McGladrey & Pullen, LLP as independent auditors of the Company for fiscal year 2007.	For [ ]	Against [ ]	Abstain [ ]
The Board of Directors recommends you vote FOR the above proposals
Dated: , 2008 Signatures(s) _ ________________________________________

Your signature to this proxy card should be exactly the same as the name imprinted herein. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. For joint accounts, the name of each joint owner must be signed.

- Fold And Detach Here -

Your Vote is Important!

Please Mark, Sign, Date And Mail the Proxy Card Promptly Using The Enclosed Envelope